Exhibit 99.1

IASIS Healthcare Announces Third Quarter 2012 Results

FRANKLIN, Tenn.--(BUSINESS WIRE)--August 7, 2012--IASIS Healthcare® LLC (“IASIS”) today announced financial and operating results for the fiscal third quarter and nine months ended June 30, 2012. In the first quarter of fiscal 2012, IASIS adopted accounting guidance that results in the classification of the provision for bad debts as a revenue deduction rather than an operating expense, and such guidance has been applied to the financial statements of both the current and prior year periods.

Net revenue for the third quarter totaled $631.3 million, a decrease of 3.0%, compared to $650.5 million in the prior year quarter. The decline in consolidated net revenue is primarily attributable to a $46.4 million decrease in premium revenue at Health Choice, the Company’s Medicaid and Medicare managed health plan in Arizona, as a result of a state mandated reduction in certain Medicaid enrollees, along with capitation rate reductions implemented by the Arizona Health Care Cost Containment System (“AHCCCS”). Acute care revenue for the third quarter increased $27.2 million or 5.9% compared to the prior year quarter. Adjusted EBITDA for the third quarter totaled $70.5 million, compared to $82.4 million in the prior year quarter. Adjusted EBITDA for the third quarter did not include any Medicaid electronic health records (“EHR”) incentive payments, compared to the prior year quarter which included $8.1 million. Excluding the impact of Medicaid EHR incentive payments, adjusted EBITDA declined $3.8 million for the third quarter, compared to the prior year quarter, including a $4.8 million decline in adjusted EBITDA at Health Choice. Net earnings from continuing operations for the third quarter totaled $11.8 million, compared to $2.3 million in the prior year quarter, which included a $23.1 million loss on extinguishment of debt.

In the third quarter, admissions and adjusted admissions increased 3.6% and 4.1%, respectively, compared to the prior year quarter. On a same-facility basis, admissions decreased 0.4% and adjusted admissions increased 0.5%, while net patient revenue per adjusted admission increased 2.2%, each compared to the prior year quarter. Along with an increase in bad debt expense resulting primarily from the effects of Arizona’s reduction in Medicaid eligibility, net patient revenue per adjusted admission has been negatively impacted by reimbursement reductions from state Medicaid programs, particularly in Texas and Arizona.

Net revenue for the nine months ended June 30, 2012, totaled $1.9 billion, an increase of 0.7% compared to the prior year period. Adjusted EBITDA for the nine months ended June 30, 2012, totaled $231.5 million, which includes a net favorable impact of $7.0 million resulting from the combination of an industry-wide settlement with the Centers for Medicare and Medicaid Services (“CMS”) and the issuance of updates to certain payment factors used for determining Medicare Disproportionate Hospital reimbursement, compared to $229.9 million in the prior year period. Net earnings from continuing operations for the nine months ended June 30, 2012, totaled $28.3 million, compared to $42.4 million in the prior year period, which included a $23.1 million loss on extinguishment of debt.

For the nine months ended June 30, 2012, admissions and adjusted admissions increased 12.6% and 12.8%, respectively, compared to the prior year period. On a same-facility basis, admissions and adjusted admissions increased 1.5% and 2.6%, respectively, while net patient revenue per adjusted admission increased 1.4%, each compared to the prior year period.

A listen-only simulcast and 30-day replay of IASIS’ third quarter conference call will be available by clicking the “For Investors” link on the Company’s Web site at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on August 7, 2012. A copy of this press release will also be available on the Company’s Web site.

IASIS Healthcare, located in Franklin, Tennessee, is a leading provider of high quality, affordable healthcare services in urban and suburban markets. With total annual net revenue of approximately $2.6 billion, IASIS owns and operates 19 acute care hospitals, one behavioral health hospital facility, several outpatient service facilities, more than 160 physician clinics, and Medicaid and Medicare managed health plans in Arizona and Utah that serve more than 178,000 members. IASIS’ healthcare facilities offer a variety of access points for convenient patient care in numerous regions across the U.S., including: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; five cities in Texas, including Houston and San Antonio; Las Vegas, Nevada; and West Monroe, Louisiana. For more information on IASIS, please visit the Company’s Web site at www.iasishealthcare.com.

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011, and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Adjusted EBITDA represents net earnings from continuing operations before interest expense, income tax (benefit) expense, depreciation and amortization, stock-based compensation, gain (loss) on disposal of assets, loss on extinguishment of debt and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company’s senior secured credit facilities and may not be comparable to similarly titled measures of other companies. A table describing adjusted EBITDA and reconciling net earnings from continuing operations to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information.

IASIS HEALTHCARE LLC
Consolidated Statements of Operations (Unaudited)
(in thousands)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2012	2011	2012	2011
Net revenue
Acute care revenue	$566,771	$522,446	$1,698,626	$1,483,161
Less: Provision for bad debts	(77,772)	(60,685)	(226,224)	(175,100)
Acute care revenue, net	488,999	461,761	1,472,402	1,308,061
Premium revenue	142,323	188,765	430,229	580,917
Net revenue	631,322	650,526	1,902,631	1,888,978

Costs and expenses
Salaries and benefits (includes stock-based compensation of $2,022, $330, $3,964 and $1,364, respectively)	231,035	211,114	689,091	597,063
Supplies	85,782	83,071	256,921	237,431
Medical claims	116,366	155,885	349,290	484,635
Rentals and leases	13,095	11,774	37,637	34,229
Other operating expenses	116,606	114,778	350,865	315,254
Medicaid EHR incentive payments	–	(8,125)	(8,686)	(8,125)
Interest expense, net	33,625	27,597	104,121	60,984
Depreciation and amortization	29,012	26,312	86,522	74,942
Management fees	1,250	1,250	3,750	3,750
Loss on extinguishment of debt	–	23,075	–	23,075
Total costs and expenses	626,771	646,731	1,869,511	1,823,238

Earnings from continuing operations before gain (loss) on disposal of assets and income taxes	4,551	3,795	33,120	65,740
Gain (loss) on disposal of assets, net	(233)	(114)	445	771

Earnings from continuing operations before income taxes	4,318	3,681	33,565	66,511
Income tax (benefit) expense	(7,517)	1,389	5,293	24,078

Net earnings from continuing operations	11,835	2,292	28,272	42,433
Earnings (loss) from discontinued operations, net of income taxes	26	(15)	341	(6,069)

Net earnings	11,861	2,277	28,613	36,364
Net earnings attributable to non-controlling interests	(1,082)	(2,740)	(5,324)	(8,055)

Net earnings (loss) attributable to IASIS Healthcare LLC	$10,779	$(463)	$23,289	$28,309

IASIS HEALTHCARE LLC
Consolidated Balance Sheets (Unaudited)
(in thousands)

	June 30, 2012	Sept. 30, 2011

ASSETS

Current assets
Cash and cash equivalents	$64,367	$147,327
Accounts receivable, net	334,434	277,932
Inventories	68,050	68,330
Deferred income taxes	17,639	40,415
Prepaid expenses and other current assets	86,197	72,914
Total current assets	570,687	606,918

Property and equipment, net	1,168,748	1,167,920
Goodwill	809,654	808,651
Other intangible assets, net	29,907	32,779
Other assets, net	73,292	63,509
Total assets	$2,652,288	$2,679,777

LIABILITIES AND EQUITY

Current liabilities
Accounts payable	$107,961	$92,805
Salaries and benefits payable	52,207	58,379
Accrued interest payable	10,085	30,045
Medical claims payable	61,276	85,723
Other accrued expenses and other current liabilities	81,657	100,830
Current portion of long-term debt and capital lease obligations	13,645	14,020
Total current liabilities	326,831	381,802

Long-term debt and capital lease obligations	1,855,783	1,864,749
Deferred income taxes	119,700	131,018
Other long-term liabilities	104,182	78,441

Non-controlling interests with redemption rights	99,412	95,977

Equity
Member’s equity	136,633	118,000
Non-controlling interests	9,747	9,790
Total equity	146,380	127,790
Total liabilities and equity	$2,652,288	$2,679,777

IASIS HEALTHCARE LLC
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Nine Months Ended June 30,
	2012	2011
Cash flows from operating activities
Net earnings	$28,613	$36,364
Adjustments to reconcile net earnings to net cash provided by operating activities:

Depreciation and amortization	86,522	74,942
Amortization of loan costs	5,495	4,319
Stock-based compensation	3,964	1,364
Deferred income taxes	14,671	899
Income tax benefit from stock-based compensation	6	–
Income tax benefit from parent company interest	428	7,201
Fair value change in interest rate hedges	(1,410)	(695)
Amortization of other comprehensive loss	2,057	–
Gain on disposal of assets, net	(445)	(771)
Loss on extinguishment of debt	–	23,075
Loss (earnings) from discontinued operations, net	(341)	6,069
Changes in operating assets and liabilities, net of the effect of acquisitions and dispositions:
Accounts receivable, net	(57,641)	(32,494)
Inventories, prepaid expenses and other current assets	(14,134)	(13,572)
Accounts payable, other accrued expenses and other accrued liabilities	(48,742)	(13,309)
Net cash provided by operating activities – continuing operations	19,043	93,392
Net cash provided by (used in) operating activities – discontinued operations	(228)	3,260
Net cash provided by operating activities	18,815	96,652

Cash flows from investing activities
Purchases of property and equipment, net	(85,051)	(64,475)
Cash paid for acquisitions, net	(505)	(155,428)
Proceeds from sale of assets	82	150
Change in other assets, net	2,574	1,385
Net cash used in investing activities	(82,900)	(218,368)

Cash flows from financing activities
Proceeds from refinancing	–	1,863,730
Payment of debt and capital lease obligations	(10,734)	(1,049,547)
Debt financing costs incurred	(998)	(51,308)
Distributions to parent company	–	(632,866)
Distributions to non-controlling interests	(6,802)	(7,395)
Costs paid for the repurchase of non-controlling interests, net	(341)	(814)
Net cash provided by (used in) financing activities	(18,875)	121,800

Change in cash and cash equivalents	(82,960)	84
Cash and cash equivalents at beginning of period	147,327	144,511
Cash and cash equivalents at end of period	$64,367	$144,595

Supplemental disclosure of cash flow information
Cash paid for interest	$117,960	$58,283
Cash paid (received) for income taxes, net	$(10,111)	$17,587

IASIS HEALTHCARE LLC
Segment Information (Unaudited)
(in thousands)

	For the Quarter Ended June 30, 2012
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$566,771	$–	$–	$566,771
Less: Provision for bad debts	(77,772)	–	–	(77,772)
Acute care revenue, net	488,999	–	–	488,999
Premium revenue	–	142,323	–	142,323
Revenue between segments	1,764	–	(1,764)	–
Net revenue	490,763	142,323	(1,764)	631,322

Salaries and benefits
(excludes stock-based compensation)	223,650	5,363	–	229,013
Supplies	85,710	72	–	85,782
Medical claims	–	118,130	(1,764)	116,366
Rentals and leases	12,745	350	–	13,095
Other operating expenses	111,351	5,255	–	116,606
Adjusted EBITDA	57,307	13,153	–	70,460

Interest expense, net	33,625	–	–	33,625
Depreciation and amortization	28,136	876	–	29,012
Stock-based compensation	2,022	–	–	2,022
Management fees	1,250	–	–	1,250
Earnings (loss) from continuing operations before loss on disposal of assets and income taxes	(7,726)	12,277	–	4,551
Loss on disposal of assets, net	(233)	–	–	(233)
Earnings (loss) from continuing operations before income taxes	$(7,959)	$12,277	$–	$4,318

	For the Quarter Ended June 30, 2011
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$522,446	$–	$–	$522,446
Less: Provision for bad debts	(60,685)	–	–	(60,685)
Acute care revenue, net	461,761	–	–	461,761
Premium revenue	–	188,765	–	188,765
Revenue between segments	3,065	–	(3,065)	–
Net revenue	464,826	188,765	(3,065)	650,526

Salaries and benefits (excludes stock-based compensation)	205,509	5,275	–	210,784
Supplies	83,010	61	–	83,071
Medical claims	–	158,950	(3,065)	155,885
Rentals and leases	11,378	396	–	11,774
Other operating expenses	108,658	6,120	–	114,778
Medicaid EHR incentive payments	(8,125)	–	–	(8,125)
Adjusted EBITDA	64,396	17,963	–	82,359

Interest expense, net	27,597	–	–	27,597
Depreciation and amortization	25,425	887	–	26,312
Stock-based compensation	330	–	–	330
Management fees	1,250	–	–	1,250
Loss on extinguishment of debt	23,075	–	–	23,075
Earnings (loss) from continuing operations before loss on disposal of assets and income taxes	(13,281)	17,076	–	3,795
Loss on disposal of assets, net	(114)	–	–	(114)
Earnings (loss) from continuing operations before income taxes	$(13,395)	$17,076	$–	$3,681

IASIS HEALTHCARE LLC
Segment Information (Unaudited)
(in thousands)

	For the Nine Months Ended June 30, 2012
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$1,698,626	$–	$–	$1,698,626
Less: Provision for bad debts	(226,224)	–	–	(226,224)
Acute care revenue, net	1,472,402	–	–	1,472,402
Premium revenue	–	430,229	–	430,229
Revenue between segments	5,213	–	(5,213)	–
Net revenue	1,477,615	430,229	(5,213)	1,902,631

Salaries and benefits (excludes stock-based compensation)	668,680	16,447	–	685,127
Supplies	256,736	185	–	256,921
Medical claims	–	354,503	(5,213)	349,290
Rentals and leases	36,506	1,131	–	37,637
Other operating expenses	333,763	17,102	–	350,865
Medicaid EHR incentive payments	(8,686)	–	–	(8,686)
Adjusted EBITDA	190,616	40,861	–	231,477

Interest expense, net	104,121	–	–	104,121
Depreciation and amortization	83,846	2,676	–	86,522
Stock-based compensation	3,964	–	–	3,964
Management fees	3,750	–	–	3,750
Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(5,065)	38,185	–	33,120
Gain on disposal of assets, net	445	–	–	445
Earnings (loss) from continuing operations before income taxes	$(4,620)	$38,185	$–	$33,565
	For the Nine Months Ended June 30, 2011
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$1,483,161	$–	$–	$1,483,161
Less: Provision for bad debts	(175,100)	–	–	(175,100)
Acute care revenue, net	1,308,061	–	–	1,308,061
Premium revenue	–	580,917	–	580,917
Revenue between segments	8,532	–	(8,532)	–
Net revenue	1,316,593	580,917	(8,532)	1,888,978

Salaries and benefits (excludes stock-based compensation)	580,228	15,471	–	595,699
Supplies	237,274	157	–	237,431
Medical claims	–	493,167	(8,532)	484,635
Rentals and leases	32,991	1,238	–	34,229
Other operating expenses	295,913	19,341	–	315,254
Medicaid EHR incentive payments	(8,125)	–	–	(8,125)
Adjusted EBITDA	178,312	51,543	–	229,855

Interest expense, net	60,984	–	–	60,984
Depreciation and amortization	72,273	2,669	–	74,942
Stock-based compensation	1,364	–	–	1,364
Management fees	3,750	–	–	3,750
Loss on extinguishment of debt	23,075	–	–	23,075
Earnings from continuing operations before gain on disposal of assets and income taxes	16,866	48,874	–	65,740
Gain on disposal of assets, net	771	–	–	771
Earnings from continuing operations before income taxes	$17,637	$48,874	$–	$66,511

IASIS HEALTHCARE LLC
Consolidated Financial and Operating Data (Unaudited)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2012	2011	2012	2011
Consolidated Hospital Facilities
Number of acute care hospital facilities at end of period	18	18	18	18
Licensed beds at end of period	4,385	4,362	4,385	4,362
Average length of stay (days)	5.0	4.9	5.0	4.9
Occupancy rates (average beds in service)	49.5%	48.3%	49.8%	48.5%
Admissions	31,021	29,956	95,116	84,469
Percentage change	3.6%		12.6%
Adjusted admissions	52,988	50,914	160,708	142,480
Percentage change	4.1%		12.8%
Patient days	155,804	146,243	471,940	414,221
Adjusted patient days	266,132	248,559	797,389	698,697
Outpatient revenue as a percentage of gross patient revenue	41.5%	41.2%	40.8%	40.7%
Same-Facility Hospitals (1)
Number of acute care hospital facilities at end of period	17	17	17	17
Licensed beds at end of period	3,593	3,573	3,593	3,573
Average length of stay (days)	5.0	4.9	4.9	4.9
Occupancy rates (average beds in service)	48.6%	47.5%	48.8%	47.9%
Admissions	26,992	27,098	82,809	81,611
Percentage change	(0.4%)		1.5%
Adjusted admissions	46,632	46,421	141,623	137,982
Percentage change	0.5%		2.6%
Patient days	135,288	132,054	408,696	400,032
Adjusted patient days	233,726	226,218	698,969	676,343
Outpatient revenue as a percentage of gross patient revenue	42.1%	41.6%	41.5%	40.9%

(1) Excludes the impact of the St. Joseph Medical Center acquisition, which was effective May 1, 2011.

IASIS HEALTHCARE LLC
Supplemental Consolidated Statements of Operations Information (Unaudited)
(in thousands)

	Quarter Ended June 30,		Nine Months Ended June 30,
	2012	2011	2012	2011
Consolidated Results
Net earnings from continuing operations	$11,835	$2,292	$28,272	$42,433
Add:
Interest expense, net	33,625	27,597	104,121	60,984
Income tax (benefit) expense	(7,517)	1,389	5,293	24,078
Depreciation and amortization	29,012	26,312	86,522	74,942
Stock-based compensation	2,022	330	3,964	1,364
Loss (gain) on disposal of assets, net	233	114	(445)	(771)
Management fees	1,250	1,250	3,750	3,750
Loss on extinguishment of debt	–	23,075	–	23,075
Adjusted EBITDA	$70,460	$82,359	$231,477	$229,855

CONTACT:
IASIS Healthcare LLC
Investor Contact:
W. Carl Whitmer, 615-844-2747
President and Chief Executive Officer
or
John M. Doyle, 615-844-2747
Chief Financial Officer
or
Media Contact:
Michele Simpson, 615-467-1255
VP, Corporate Communications